FREE MARKET U.S. EQUITY FUND OF THE RBB FUND, INC.	FMUEX

SUMMARY PROSPECTUS

December 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and other information about the Fund at https://funddocs.filepoint.com/matsonmoney/. You can also get this information at no cost by calling 1-866-780-0357 Ext. 3863 or by sending an e-mail request to FreeMarketFunds@matsonmoney.com. The Fund’s Prospectus dated December 31, 2023 and the Fund’s SAI, dated December 31, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Free Market U.S. Equity Fund (for this section only, the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Fund Operating Expenses	0.78%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large (“large-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that the Fund’s Adviser believes offer the prospect of long-term capital appreciation. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments.

U.S. Large Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a low price in relation to their book value. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing value are subject to change from time to time. Large cap companies are generally considered companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Small Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a low price in relation to their book value. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing value are subject to change from time to time. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Large Company Asset Class: The underlying investment companies generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 80% of the total market capitalization of all publicly traded U.S. stocks.

U.S. Small Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies primarily based on market capitalization. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of micro cap companies. Micro cap companies are generally considered companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The underlying investment companies may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, options and swaps to help the ETF track its underlying index.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective. Periodically the Adviser will review the allocations for the Fund in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Fund in the underlying investment companies without notice to shareholders.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Stocks of large cap, small cap or micro cap companies in which the Fund’s underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

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The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

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Although the Fund will invest in other investment companies that follow a value oriented strategy, value stocks may perform differently from the market as a whole and such a strategy may cause the Fund at times to underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic and industry developments than the market as a whole and other types of stocks, and may underperform the market for long periods of time.

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The Fund will invest in underlying investment companies that purchase stocks with high relative profitability. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

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Companies in which the Fund’s underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

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The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

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Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the net asset value (“NAV”) of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

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There is a risk that large, small or micro capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large, small and micro capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

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There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

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The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

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ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

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Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its investment adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

More information about the Fund’s investments and risks is contained under the section entitled “More About Each Fund’s Investments and Risks.”

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.matsonmoney.com or by calling (866) 780-0357 Ext. 3863.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 24.09% (quarter ended December 31, 2020)
Worst Quarter: -32.45% (quarter ended March 31, 2020)
Year to Date Total Return as of September 30, 2023: 4.07%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year, the past five calendar years, and past ten calendar years to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	-10.35%	6.14%	10.16%
Fund Returns After Taxes on Distributions*	-12.00%	4.91%	8.89%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	-4.98%	4.68%	8.11%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes)	-18.37%	5.89%	10.03%
Composite Index***	-15.18%	6.24%	10.21%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**

In certain cases, the figure representing “Fund Returns After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

***

The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Fund’s Investments and Risks.”

Management of the Fund

Investment Adviser

Matson Money, Inc.

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FMUSE-SU-23